Investor Presentation
March  2009
March  2009
Koskie 15H flare, December 24, 2008, Paradox  Basin, Colorado
Photo by: Monty Shed
Koskie 15H flare, December 24, 2008, Paradox  Basin, Colorado
Photo by: Monty Shed
Exhibit 99.1
    1099 18     Street,   Suite 2300    Denver, Colorado 8020    303.312.8155,   fax 303.291.0420     www.billbarrettcorp.com    NYSE: BBG
Finance contact:  Bill Crawford   bcrawford@billbarrettcorp.com;   Investor Relations contact:   Jennifer Martin    jmartin@billbarrettcorp.com
th

Forward – Looking and Other Cautionary Statements
Forward – Looking and Other Cautionary Statements
FORWARD LOOKING STATEMENTS - Except for the historical information contained herein, the matters discussed in this presentation are forward-looking statements.  These forward-looking statements reflect our current views with respect to future events, based on what we believe are reasonable assumptions.  These statements, however, are subject to risks and uncertainties that could cause actual results to differ materially including, among other things, exploration drilling and test results, transportation, processing, availability and costs of financing to fund the Company’s operations, the ability to receive drilling and other permits and regulatory approvals, governmental regulations, availability of third party gathering, market conditions, oil and gas price volatility, risks related to hedging activities including counterparty viability, the availability and cost of services and materials, the ability to obtain industry partners to jointly explore certain prospects and the willingness and ability of those partners to meet capital obligations when requested, surface access and costs, uncertainties inherent in oil and gas production operations and estimating reserves, unexpected future capital expenditures, competition, risks associated with operating in one major geographic area, the success of the Company’s risk management activities, and other factors discussed in the Company’s reports filed with the Securities and Exchange Commission (“SEC”).  We refer you to the “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” sections of these filings.  In addition, historical information may not be indicative of future results.
Certain information in this presentation references “current” or “currently”, which means on or about February 2009 or as indicated. Bill Barrett Corporation assumes no obligation to revise or update the contents of this presentation.
RESERVE & RESOURCE DISCLOSURE - The SEC permits oil and gas companies, in their filings with the SEC, to disclose only  proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operation conditions. Bill
Barrett Corporation may use certain terms in this presentation and other communications relating to reserves and production that the SEC’s guidelines strictly prohibit the Company from including in filings with the SEC.  It is recommended that U.S. investors closely consider the Company’s disclosures in Bill Barrett Corporation’s
Form 10-K for the year ended December 31, 2008 filed with the SEC.  This document is available through the SEC by calling 1-800-SEC-0330 (U.S.) and on the SEC
and Bill Barrett Corporation websites at                          and
DISCRETIONARY CASH FLOW - is computed as net income plus depreciation, depletion, amortization and impairment expenses, deferred income taxes, exploration expenses, non-cash stock based compensation, losses (gains) on sale of properties, and certain other non-cash charges. The non-GAAP measure of discretionary cash flow is presented because management believes that it provides useful additional information to investors for analysis of the Company's ability to internally generate funds for exploration, development and acquisitions. In addition, discretionary cash flow is widely used by professional research analysts and others in the valuation, comparison and investment recommendations of companies in the oil and gas exploration and production industry, and many investors use the published research of industry research analysts in making investment decisions. Discretionary cash flow should not be considered in isolation or as a substitute for net income, income from operations, net cash provided by operating activities or other income, profitability, cash flow or liquidity measures prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Because discretionary cash flow excludes some, but not all,  items that affect net income and net cash provided by operating activities and may vary among companies, the discretionary cash flow amounts presented may not be comparable to similarly titled measures of other companies.
FINDING & DEVELOPMENT COST – is a non-GAAP metric commonly used in the exploration and production industry. Calculations presented by the Company are based on costs incurred, as adjusted by the Company, divided by reserve additions. Reconciliation of adjustments to costs incurred is provided in the Company’s earnings release and Form 8-K issued February 24, 2009; the 2008 year-end estimate is based on the same calculation and preliminary results.
This presentation does not constitute a solicitation to buy or sell our securities.
www.sec.gov
www.billbarrettcorp.com,
respectively.

Strengths of Bill Barrett Corporation
Strengths of Bill Barrett Corporation
•
Track Record of Growth:
Double-digit proved reserve and production growth
•
Diverse Development Portfolio:
Multi-year, low risk development inventory managed with operational excellence
•
World Class Exploration Portfolio:
Track record of discoveries with 4-5 delineation programs
•
Technology:
Leader in utilization of technology
•
Financial Strength:
Strong balance sheet and hedge position that provides flexibility to grow
$172.5 million Convertible Note and $338.8 million borrowing base available on bank line
•
Opportunistic

•
Reserve growth, up 47% to 818 Bcfe
•
Reserve replacement 436%
•
F&D $1.76 ($1.99 3-year weighted average)
•
Production growth, up 27% to 77.6 Bcfe
•
Record cash flow up 71% to $9.53 per share
•
Record EPS, up 298% to $2.39
•
Paradox Basin shale gas discovery
•
$339 MM year-end liquidity after 5% convertible
offering and increased bank line
2008 Highlights
2008 Highlights

Dec
2008
Dec
2004
292
Net Proved Reserves
341
Dec
2005
Dec
2006
428
Reserve
replacement ratio 386% 226% 280%
558
Dec
2007
(Bcfe)
382%
(adjusted for property sales)
Net Production
52.1
39.4
61.2
2005 2006 2007 2008
(Bcfe)
77.6
Discretionary Cash Flow*
$102
$195
$239
*
Non-GAAP measure (see slide 2)
($millions)
$249
2004 2005 2006 2007
$429
2008
Net Income
($millions)
$24
- $5
$62
2004
2005 2006 2007
$27
2006 includes $31 million (pre-tax) in gains on sale of properties
$108
2008
818
436%
87.0
84.0
84.0
2009E
Management’s Track Record of Growth
Management’s Track Record of Growth

Significant Reserve Additions in 2008
Significant Reserve Additions in 2008
Total Reserve Additions: 338 Bcfe
557.6
818.3
77.6
7.3
YE 2007
YE 2008
Annual
Production
Price
Revisions
3.1
Acquisitions
146.4
196.2
Engineering
Revisions
Drilling
Additions
All are net Bcfe
Pricing: YE 2007 $6.04/MMBtu & $92.50/Bbl
YE 2008 $4.61/MMBtu & $41.00/Bbl
329.8
329.8
435.1
435.1
Proved
Developed
Proved
Developed
Proved
Developed
Proved
Developed

* as of December 31, 2008
0.8 Tcfe
Proved
0.8 Tcfe
Proved
2.9* Tcfe 3P Resources
2.9* Tcfe 3P Resources
1.8 Tcfe
Increased
Density
1.8 Tcfe
Increased
Density
0.3 Tcfe
Other
0.3 Tcfe
Other
2.9 Tcfe*
3P Resources
2.9 Tcfe*
3P Resources
8-10 Tcfe
Unrisked
Potential
8-10 Tcfe
Unrisked
Potential
10+ Tcfe Unrisked Potential
3P Resources do not include Yellow Jacket
Strong Resource Base
to Generate Reserve Growth
Strong Resource Base
to Generate Reserve Growth

Increased 3P Resources to 2.9 Tcfe
Increased 3P Resources to 2.9 Tcfe
West
Tavaputs
Piceance
320
320
40 – acre: 655 Bcfe 24
Bcfe
(Deep)
372
372 20 – acre:
322 Bcfe
10 – acre: 371 Bcfe
Powder
River
67
67
178
1,065
1,383
BTR/LC
Low Risk Resource Base
Wind
River
51
51
183
85
5
5
Reserve and resource disclosure:
The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation, such as probable and possible resources, that the SEC's guidelines strictly prohibit us from including in filings with the SEC. U.S. Investors are urged to consider closely the disclosure in our Form 10-K for the year-ended December 31, 2008, available from
Bill Barrett Corporation at 1099 18th Street, Suite 2300, Denver, CO 80202. You can also obtain this report from the SEC by calling 1-800-SEC-0330 or at www.sec.gov
3P
Bcfe
Proved
Bcfe
20 – acre: 384 Bcfe
Probable & Possible
Probable and possible resources predominantly due to increased density.  To date:
WTP: 36 wells on 40-acre density and 6 wells on 20-acre density successfully drilled
Piceance: 108 wells on 10-acre density successfully drilled
Total:  2,898*
*Additional 4 Bcfe in other fields

Capital Expenditures
Align 2009 Capex with Cash Flow
Capital Expenditures
Align 2009 Capex with Cash Flow
Exploration/
Delineation 15-20%
Exploration/
Delineation 15-20%
Development
80-85%
Development
80-85%
Piceance
Piceance
Uinta
Uinta
Paradox
Other
PRB
2009E Allocations
2007 2008 2009E
$444
$444
$601
$601
F&D*
($/Mcfe)
Capex
(Millions)
*Non-GAAP measure (see slide 2)
Up to
$350
Up to
$350
$2.80
$2.80
$1.83
$1.83
2006 2007
$1.76
$1.76
2008
3 year
weighted
average
$1.99
$2.48
$3.00

Natural Gas Outlook
Natural Gas Outlook
46
57
139
13
0
20
40
60
80
100
120
140
160
Natural Gas Renewables Coal Nuclear
Source: EIA, DOE Annual Energy Outlook 2009 (December 17, 2008)
•
Near term - reducing supply:
Total U.S. supply flattened in December
Onshore daily production declined December, first monthly decline since October
2007
Natural gas rig count down 40% since September, lowest level since May 2004, and still declining
Rocky Mountain rig count down 50% since peak, supply may decline by mid-2009
•
Long term – increasing demand
Abundant domestically, cleanest fossil fuel
Natural gas to be key fuel for electric power generation between 2007 & 2030:

Bill Barrett Corporation

Current capacity
Proposed pipelines or expansions to existing pipelines
Existing pipelines
Williston
Bison
Pathfinder
Sunstone
0.7 Bcf/d
0.2 Bcf/d
Big Horn
PRB
WRB
Wamsutter
Rockies Alliance
Chicago Express
Green River
Ruby
Opal
Cheyenne
REX 1.5 Bcf/d
+0.25 Bcf/d Apr. '09
+0.1 Bcf/d Nov. '09
DJ
Uinta
Piceance
Meeker/
Greasewood
3.2 Bcf/d
Kern River Expansion
2.1 Bcf/d
0.8 Bcf/d
Paradox

Improving Rockies Export Capacity
and Proposed Pipeline Expansions
Improving Rockies Export Capacity
and Proposed Pipeline Expansions
•
Current Rocky Mountain export capacity 8.5 Bcf/d
•
Set to increase by 31+% with below projects
•
Near Term Capacity
REX +300 MMcf/d 2009
Increased NGL capacity 110,000 Bpd
New local storage 10+ Bcf – 2Q ‘09
Significant rig count reduction 2009
•
Longer Term
Kern River Expansion 4Q ‘10 & 4Q ’11 -
400 MMcf/d
Bison NBPL 4Q ’10 – 400 MMcf/d
Ruby Pipeline 2Q ’11 – 1,500 MMcf/d
Multiple projects being contemplated

Strong Financial Position
Strong Financial Position
•
$339 million availability on line of credit (at December 31, 2008)
Line of credit has $593 million in commitments
Diversified and reliable banking syndicate (17 banks)
Well within satisfactory ranges on all credit metrics and covenants
•
2009 capital program aligned with cash flow
Maintain flexibility in capital program
Generate estimated 8%-12% production growth
•
Sizable hedge positions support 2009 and 2010 cash flows
Hedge with diversified and reliable counterparties

Natural Gas Hedges
to Regional Price Points
Natural Gas Hedges
to Regional Price Points
0
4
8
12
16
20
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
$8.00
$9.00
$10.00
Gas Volume Hedged (Bcf)            Strip CIG ($/Mcf)
Hedge Blended Floor ($/Mcf)
Q1 ‘09 Q2 ‘09 Q3 ‘09 Q4 ‘09 Q1 ‘10 Q2 ‘10 Q3 ‘10 Q4 ‘10
(Hedge volumes include basis-only swaps of 3.1 Bcfe and 11.8 Bcfe in 2009 and 2010, respectively, not included in blended floor price)
$3.78 – weighted average difference between BBC floor and CIG Strip on a per Mcf basis

Hedges Protect Cash Flow
Hedges Protect Cash Flow
•
Hedge natural gas through basis, mostly to CIG regional sales point
•
Hedge 50% - 70% of production on a forward 12-month basis
•
63.9 Bcfe hedged for 2009
73%-76% of forecast production, weighted toward summer months
Gas: floor/swap $7.17MMBtu  (or $7.89 Mcf) and $81.79/bbl
Includes 3.1 Bcf of basis only swaps
•
55.7 Bcfe hedged for 2010
Will add to this position over time
Approximately 60% of forecast production
172 MMBtu/d hedged in Summer 2010
Gas: floor/swap $6.94MMBtu ($7.63/Mcf) and $90.00/bbl
Includes 11.8 Bcf of basis only swaps

To Support Continued Production and Reserve Growth
To Support Continued Production and Reserve Growth
Denver
Gibson Gulch
Powder River
Basin
Piceance
Basin
Wind River
Basin
Gas Prone Area
Oil Prone Area
Development Project
CBM
Big George
Lower Risk, Repeatable,
High Quality ROR Inventory
Uinta Basin
0.8
Tcfe
Proved
0.8
Tcfe
Proved
2.9 Tcfe*
3P Resources
1.9 Tcfe
Development
Projects
1.9 Tcfe
Development
Projects
*as of December 31, 2008
0.2
Tcfe
0.2
Tcfe
Blacktail Ridge
West Tavaputs
Cave Gulch
Bullfrog
•
96%+ natural gas
•
98% operated – increases control
•
92% average working interest –
concentrates staff resources
•
Visibility for continued double-digit
production growth
Diverse Development Portfolio
Diverse Development Portfolio

Piceance Basin – Gibson Gulch
Piceance Basin – Gibson Gulch
Silt
3-Component
3-D Seismic
Williams Fork Formation
Williams Fork Formation
CURRENT STATUS PROGRAM POTENTIAL
•
3P resources 1.1 Tcfe
•
1,250 – 1,300 drilling locations (10-acre density)
•
Developing on 10-acre density
•
Proved reserves:  372 Bcfe (12/08)
•
Net production:  92 MMcfe/d   (2/09)
•
Acreage: 16,400 net (10,300 net undeveloped) (12/08)
•
94% working interest
•
2 rigs operating, plan to drill 65-70 wells
•
All permits completed for 2009 program
COLORADO
Piceance
Basin
BBC acreage
BBC operated gas well
10 acre density
BBC non-operated gas well
Non-operated gas well

0%
20%
40%
60%
80%
100%
$3.00 $4.00 $5.00 $6.00 $7.00
CIG Price - $/Mmbtu
$ 5.00
0.60
$  5.60
(0.80)
(0.38)
$ 4.42
EUR (gross)
NRI
EUR (net)
Drilling
Completion
Total
Incremental D&C costs (per Mcfe)
Gas Price
MMBtu/ sales adjustment
Realized Price (per Mcfe)
LOE, Gathering & Transportation
Production taxes
Gross margin (cash flow)
ROR
CIG Price Required 10% ROR
Bcfe
1.2
81%
0.9
$ 0.6
1.2
$ 1.8
$ 2.33
$mm
Piceance Basin - Gibson Gulch
Williams Fork - Colorado
Piceance Basin - Gibson Gulch
Williams Fork - Colorado
ILLUSTRATIVE DRILLING
AND COMPLETION COSTS
23%
$  3.79
ILLUSTRATIVE ECONOMICS
Typical Well Price Sensitivity
Production wells on Specialty site
2
1
As of Feb. 27, 2009, Rockies 5-year strip $5.05/MMBtu.
2
For illustrative purposes only, does not represent formal guidance
(See “Forward-Looking and Other Cautionary Statements” on slide 2)
1

Uinta Basin – West Tavaputs
Uinta Basin – West Tavaputs
Prickly
Pear
Structure
Dry Canyon
Compressor site
Peters
Point
Structure
•
Proved reserves: 320 Bcfe (shallow and deep) (12/08)
•
Net production: 89  MMcfe/d (shallow and deep) (02/09)
•
Acreage: 39,800 net (27,400 net undeveloped) (12/08)
•
96% working interest
•
1 rig operating, 14 well program (all permits completed)
•
EIS in progress
•
3P resources 1.4 Tcfe (shallow & deep)
•
750 – 800 drilling locations
•
Deep: 10 producing wells
•
Upside: expansion of deep & Mancos shale
Scale:
640 ac
= 1 Mile
Questar interconnect
CURRENT STATUS PROGRAM POTENTIAL
Interplanetary
compressor site
Questar interconnect
BBC Acreage
Gas Well
Existing Pipeline
Proposed Pipeline
Shallow – Wasatch, Mesaverde; Deep – Navajo, Entrada, Dakota
Shallow – Wasatch, Mesaverde; Deep – Navajo, Entrada, Dakota
UTAH
Uinta
Basin

0%
20%
40%
60%
80%
100%
$3.00 $4.00 $5.00 $6.00 $7.00
CIG Price - $/Mmbtu
1
As of Feb. 27, 2009, Rockies 5-year strip $5.05/MMBtu.
2
For illustrative purposes only, does not represent formal guidance
(See “Forward-Looking and Other Cautionary Statements” on slide 2)
EUR (gross)
NRI
EUR (net)
Drilling
Completion
Total
Incremental D&C costs (per Mcfe)
Gas Price
MMBtu/ sales adjustment
Realized Price (per Mcfe)
LOE, Gathering & Transportation
Production taxes
Gross margin (cash flow)
ROR
CIG Gas Price Required 10% ROR
Bcfe
2.5
83%
2.1
$0.9
1.9
$2.8
$1.33
$  5.00
0.19
$  5.19
(1.00)
(0.29)
$  3.90
35%
$  3.42
$mm
Uinta Basin - West Tavaputs
Shallow – Wasatch, Mesaverde - Utah
Uinta Basin - West Tavaputs
Shallow – Wasatch, Mesaverde - Utah
ILLUSTRATIVE DRILLING &
COMPLETION COSTS
ILLUSTRATIVE ECONOMICS
Typical Well Price Sensitivity
Peters Point 6-7D production site
2
1
2

Bill Barrett Corporation

Fort
Union
Outcrop
Fort Union Outcrop

Deadhorse
Willow
Creek
Palmtree
BIG
GEORGE
PLAY
Gillette, WY Gillette, WY
Tuit
Tuit
Pumpkin
Creek
Hartzog
Draw
Pine Tree
Cat
Creek
Porcupine
SCALE
1 Township
= 36 sq mi
SCALE
1 Township
= 36 sq mi
BBC Acreage
Gas Producing Area
Dewatering
MT
WYOMING
Powder River
Basin
Powder River Basin – CBM
Powder River Basin – CBM
•
3P Resources 180 Bcf
•
650 gross drilling locations
•
Infrastructure expansion continues
in 2009
•
Deep Big George production
ramping up
•
Proved reserves: 66 Bcf (12/08)
•
Net production: 26 MMcf/d (2/09)
•
Acreage: 127,400 net (77,400 net
undeveloped) (12/08)
•
Low-risk, high return
drilling, primarily Big George coals
•
2 rigs operating, plan to drill
55-60 wells
Big George Coal
Big George Coal
CURRENT STATUS
PROGRAM POTENTIAL

EUR (gross) – operated
EUR (net), 81% NRI
Drilling
Completion
Total
Incremental D&C costs/Mcfe
Bcfe
0.34
0.28
$    98
232
$  330
$ 1.18
(ranges from 0.15 – 0.8)
$1000s
Powder River Basin – CBM
Big George Coal - Wyoming
Powder River Basin – CBM
Big George Coal - Wyoming
ILLUSTRATIVE DRILLING AND
COMPLETION COSTS
Gas Price
MMBtu/ sales adjustment
Realized Price (per Mcfe)
LOE, Gathering & Transportation
Production taxes
Gross margin (cash flow)
ROR
CIG Price Required 10% ROR
$ 5.00
(0.35)
$ 4.65
(2.50)
(0.60)
$ 1.55
17%
$ 4.22
ILLUSTRATIVE ECONOMICS
Production equipment on Pine Tree site
0%
10%
20%
30%
40%
50%
$4.00 $5.00 $6.00 $7.00 $8.00
CIG Price - $/Mmbtu
Typical Well Price Sensitivity
1
As of Feb. 27, 2009, Rockies 5-year strip $5.05/MMBtu.
2
For illustrative purposes only, does not represent formal guidance
(See “Forward-Looking and Other Cautionary Statements” on slide 2)
2
1

Wind River Basin – Cave Gulch / Bullfrog Fields
Wind River Basin – Cave Gulch / Bullfrog Fields
Cooper
Reservoir
Field
Frontier, Muddy, Lakota Formations
Frontier, Muddy, Lakota Formations
Potential Future Deep Loc.
Historical Deep Producers
Deep Gas Show Well
Deep Structural Axes
•
Proved reserves: 51 Bcfe (12/08)
(Wind River total)
•
Net production: 26 MMcfe/d (1/09)
•
WI: 50-100%
•
22,500 net undeveloped acres (12/08)
•
Up to 30 deep locations
•
IP: 5-25 MMcf/d per well
•
EUR: 6-8+ Bcfe gross per well
•
High impact, high volume deep wells
CURRENT STATUS
PROGRAM POTENTIAL
Waltman
Field
SCALE
640 ac =
1 Sq Mile
Cave Gulch 31-32
Recompleting to Frontier,
testing
Cave Gulch
Field
Bullfrog 33-19
Frontier recompletion
Bullfrog 14-18
Frontier recompletion (2/08)
Current rate: 19 MMcf/d gross
(02/09)
Cave Gulch Field looking northwest
East Bullfrog
Fed 23-6
Lakota & Muddy
(partial) producing
5.4 MMcf/d
Frontier behind pipe
Wind River Basin
WYOMING

Bill Barrett Corporation

MT
ND
SD
WY
NE
UT
CO
KS
Rocky Mtn. Overthrust

Denver, CO
Big Horn
Basin
Powder River
Basin
Green
River
Basin
Piceance
Basin
Paradox
Basin
Williston Basin
DJ Basin
Wind River
Basin
Uinta
Basin
World Class Exploration Portfolio
World Class Exploration Portfolio
Discovery / 2008 delineation
W. Tavaputs
deep
Lake Canyon/
Blacktail Ridge
Yellow Jacket
Waltman Arch
Planned exploration drilling
within 12 months
Pine Ridge
Red Point
MT Overthrust-
Circus
Hook
Green Jacket
•
1.2 million net undeveloped acres
•
Established track record of discoveries
(red stars) now in delineation phase
•
Multiple, large scale, resource plays
(black circles)
•
One rig program at Yellow Jacket
•
Circus Cody shale play: 1 of 4 wells
established sustained production
> 1 MMcf/d for 9 days
•
Hook Manning Canyon shale play: drilled
1  test well, results encouraging; 1
horizontal test 1Q ‘09
•
Hook Juana Lopez Shale: testing
•
Pine Ridge Salt Flank: completion
in 2009
•
Red Point: Ft. Union basin-centered
gas, completion planned for May
EXPOSURE
CURRENT ACTIVITY
UPCOMING ACTIVITY
st
st
st

Bill Barrett Corporation

Northwest
TransColorado
UT
CO
San Juan Basin

Yellow Jacket/Green Jacket Shale Gas Prospects
Gothic & Hovenweep Shales
Yellow Jacket/Green Jacket Shale Gas Prospects
Gothic & Hovenweep Shales
•
Expansive project area
•
55% Fee ownership
•
Shallow depths: 5,500’ – 7,500’ TD
•
Estimated Gothic and Hovenweep shale
thickness: 80’ – 150’
•
Average gas 1,200 Btu
•
Proximity to San Juan Basin infrastructure
PROGRAM POTENTIAL
•
55 - 100% working interest (operated)
•
234,900 net undeveloped acres (YJ and GJ)
(12/08)
•
Completed 3 horizontal Gothic well, 4
WOCT, 5 drilling
•
Hovenweep horizontal well drilled, test 1H ‘09
•
Began sales Dec ’08
•
Refining drill & completion procedures
•
Continuous 1-rig program in 2009
CURRENT STATUS
COLORADO
Hovenweep shale
1,300 sq mi
13-15 Gray
E. Doe Canyon
E. Doe Canyon
Rabbit
Rabbit
Koskie Area
Koskie Area
Gothic shale
1,850 sq mi
Johnson
Area
Johnson
Area
UT CO
Paradox
Basin
Cortez
Horizontal
Vertical
Pipeline tap (20 MMcf/d
capacity)
rd
th
th
0
30
Scale in miles

Montana Overthrust –Circus Prospect
Cody Shale Gas Play
Montana Overthrust –Circus Prospect
Cody Shale Gas Play
•
50% working interest (operated)
•
174,400 net  undeveloped acres (12/08)
•
Upper Cretaceous Cody Shale ~3,000’ – 7,000’
•
Cody Thickness: 900’ - 2,000’
•
Drilled 4 wells in 2008 to test Cody shale;
Pulis 7-15 tested 1+ MMcf/d with water
•
Wide-spread shale gas potential in Cody Shale
CURRENT STATUS
PROGRAM POTENTIAL
MONTANA
Circus
150+ sq. mi. 3-D
Leviathan
TD 11,005’; dry gas production
from Cody Shale, continue
testing
Draco 10–15
TD 12,441’; dry gas production
from Cody Shale 250+ Mcf/d
Robinson Ranch 8-3
WOC
Bodine-Williams 7–28
WOC
Pulis 7–15
1.1 MMcfe/d sustained
production for 9 days
BBC Acreage
Upcoming BBC Cody
shale location
Dry with Oil Show
Dry with Gas Show
Thrust Fault
Structural Axes
Scale in Miles
0 6
Draco drilling
MONTANA
Mapped Area
Swandal Ranch 14-26
WOC

Uinta Basin – Hook Prospect
Uinta Basin – Hook Prospect
CURRENT STATUS PROGRAM POTENTIAL
•
Net undeveloped acres: 75,200 (12/08)
•
Two project types:
•
Deep shale gas – Deep Hook (WI 50%)
Manning Canyon
•
Shallow shale gas – Shallow Hook (WI 100%)
Juana Lopez
•
Spud Manning Canyon Horizontal Q1 ‘09
•
Sold 50% WI in “Deep Hook” to ConocoPhillips
•
Testing 1 Manning Canyon well
•
Shell currently testing offset well to BBC acreage
•
Multiple show wells present
•
TD range from 1,000 to 11,000’
Price, UT
SCALE
1 Township
= 36 sq mi
Greater
Drunkards
Wash
CUM
741 Bcfe
Shale Gas
Gas fields
Manning Canyon
show well
BBC Development Program
West Tavaputs
CUM 33 Bcfe
UT
Uinta
Basin
Shallow Hook
35,000 net undeveloped acres
7-16 completed, TD 3,900’
Fractured Juana Lopez
shale prospect
Shell currently testing
offset to BBC lands
15-32 State
Manning
Canyon
Humbug
Limestone
589’ of
shale;
Over 816’
of interval
422’ of
core
Gas curve
UTAH
st
Deep Hook
15-32 State
TD 8,000’
Recovered 422’ of core
Evaluating gas shows;
Planned 1Q09
Horizontal

Key Catalysts Going Forward
Key Catalysts Going Forward
•
Continued financial discipline
2009 align capital program with cash flow (70+% hedged)
Maintain ample liquidity position
•
Development growth visibility: low risk, multi-year
Low risk reserve growth through increased density drilling :
Successful to date West Tavaputs, Piceance
Continued operational efficiencies
•
Exploration exposure to multi-TCF upside
Paradox discovery: No resources included in 3P
Multiple new exploration programs in progress
One of largest net undeveloped Rockies positions
•
Increasing Rockies takeaway capacity
REX – East
Ruby
Additional capacity planned

Key Takeaway Points
Key Takeaway Points
•
Strong management team with significant experience
in the prolific Rocky Mountain region
•
Expertise with both conventional and unconventional
resources
•
Highly efficient capital reinvestment focused on repeatable
development projects
•
Multi-year inventory of low-risk development opportunities
•
Favorable operating and capital efficiency
•
Strong balance sheet that provides financial flexibility
•
Disciplined hedging program to protect cash flow

Circus, Montana Overthrust, Montana

APPENDIX

Natural Gas and Oil Hedges
Natural Gas and Oil Hedges
CAL 2011
•
Natural gas swaps: 10.5 Bcf at $7.87/Mcf
•
Natural gas basis only swaps: 6.6 Bcf at ($1.89)
CAL 2012
•
Natural gas basis only swaps: 6.7 Bcf at ($1.34)
Volume Volume Volume
(MMBtu/d) (MMBtu/d) (Bbls/d)
1Q09 204,000 $7.86 0 n/a 925 $81.79
2Q09 184,000 6.83 10,000 (2.25) 925 81.79
3Q09 184,000 6.83 10,000 (2.25) 925 81.79
4Q09 138,000 7.06 17,000 (1.85) 925 81.79
1Q10 119,000 7.31 30,000 (1.92) 300 90.00
2Q10 167,000 6.82 45,000 (2.57) 300 90.00
3Q10 167,000 6.82 45,000 (2.57) 300 90.00
4Q10 69,000 6.91 22,000 (2.47) 300 90.00
Period
Weighted
Average
Floor/Swap Price
(WTI/Bbl)
Weighted Average
Floor/Swap Price
(CIG/NWPL/PEPL/
TCO/DomApp)
Weighted
Average
Spread
(CIG/NWPL)
Natural Gas Oil
Swaps and Collars Swaps and Collars Basis Only

Bill Barrett Corporation

Exhibit 2: **2008 Preliminary Finding & Development Cost Summary – SORTED BY ALL-IN**

| Ticker | Total F&D (incl. ALL revisions) | Total F&D (excl. PRICE revisions) | Total F&D (excl. ALL revisions) | Organic F&D (incl. ALL revisions) | Organic F&D (excl. PRICE revisions) | Organic F&D (excl. ALL revisions) |
|---|---|---|---|---|---|---|
| | ($ per Mcfe) | ($ per Mcfe) | ($ per Mcfe) | ($ per Mcfe) | ($ per Mcfe) | ($ per Mcfe) |
| EQT | $1.35 | NM | $1.20 | $1.18 | NM | $1.05 |
| UPL | $1.39 | NM | $1.13 | $1.36 | NM | $1.11 |
| BBG | $1.76 | $1.72 | $2.99 | $1.66 | $1.63 | $2.84 |
| PVA | $2.27 | NM | $1.92 | $1.78 | NM | $1.51 |
| DNR | $2.40 | NM | $2.02 | $2.33 | NM | $1.97 |
| ECA | $2.67 | NM | $3.47 | $2.50 | NM | $3.26 |
| ARD | $2.77 | NM | $2.79 | $3.75 | NM | $3.80 |
| EOG | $2.86 | NM | $2.81 | $2.61 | NM | $2.56 |
| KWK | $2.92 | NM | $2.43 | $2.15 | NM | $1.61 |
| CXO | $3.03 | NM | $2.55 | $2.51 | NM | $1.75 |
| RRC | $3.08 | $2.75 | $2.87 | $3.18 | $2.78 | $2.92 |
| NFX | $3.29 | NM | $3.00 | $3.14 | NM | $2.85 |
| FST | $3.31 | NM | $2.64 | $4.31 | NM | $2.60 |
| COG | $3.42 | NM | $3.01 | $2.77 | NM | $2.25 |
| CXG | $3.67 | NM | $3.08 | $2.94 | NM | $2.44 |
| OXY | $3.96 | $2.87 | $2.77 | $5.87 | $2.93 | $2.73 |
| XTO | $4.35 | $3.75 | $3.49 | $2.70 | $1.95 | $1.70 |
| APC | $4.45 | $3.21 | $8.19 | $4.04 | $2.92 | $7.45 |
| CHK | $5.37 | $4.84 | $8.26 | $2.57 | $2.30 | $4.11 |
| NBL | $5.64 | $3.38 | $3.45 | $5.48 | $2.96 | $3.03 |
| APA | $5.88 | NM | $4.31 | $5.97 | NM | $4.33 |
| PXD | $5.92 | $2.21 | $3.33 | $8.21 | $2.30 | $3.75 |
| CRK | $8.57 | NM | $4.15 | $6.17 | NM | $2.99 |
| NXY | $8.62 | $7.67 | $13.97 | $7.74 | $6.89 | $12.54 |
| DVN | $9.46 | $2.58 | $2.74 | $11.21 | $2.13 | $2.28 |
| WLL | $18.48 | $4.40 | $4.95 | NM | $4.48 | $5.33 |
| XEC | $26.66 | NM | $7.45 | $24.80 | NM | $6.69 |
| EAC | NM | NM | $6.09 | NM | NM | $5.17 |
| SM | NM | $5.44 | $4.22 | NM | $5.40 | $3.99 |
| **Median** | **$3.42** | **$3.30** | **$3.01** | **$3.04** | **$2.85** | **$2.85** |
| **Average** | **$5.46** | **$3.74** | **$3.97** | **$4.73** | **$3.22** | **$3.47** |

**NM indicates no breakout provided on price vs. performance revisions and/or reserves were not added.*

32 Favorable F&D Compared to Peers – All-in Favorable F&D Compared to Peers – All-in Source: Company data, Credit Suisse estimates, February 25, 2009

Bill Barrett Corporation

Exhibit 3

## Hedging as a % of Production

% YE09 Hedged
PXP 113%
XTO 79%
BBG 77%
CHK 72%
SD 69%
DNR 61%
RRC 60%
COG 60%
*SU 55%
NFX 54%
UPL 53%
ECA 46%
FST 38%
ME 32%
PXD 31%
EOG 30%
APC 28%
*NXY 26%
STR 26%
*TLM 23%
*CNQ 22%
NBL 20%
APA 8%
DVN 8%
WTI 0%
OXY 0%
'09 Avg. 42%
0% 20% 40% 60% 80% 100% 120%
% YE2010 Hedged
PXP 47%
XTO 30%
BBG 49%
CHK 48%
SD 56%
DNR 0%
RRC 0%
COG 18%
*SU 14%
NFX 14%
UPL 3%
ECA 1%
FST 2%
ME 0%
PXD 0%
EOG 3%
APC 5%
*NXY 0%
STR 12%
*TLM 1%
*CNQ 0%
NBL 3%
APA 4%
DVN 0%
WTI 0%
OXY 0%
'10 Avg. 12%
0% 10% 20% 30% 40% 50% 60%

Source: Company data, Morgan Stanley Research

33 Well Hedged Compared to Peers Well Hedged Compared to Peers As of February 17, 2009

Improving Rockies Export Capacity
and Proposed Pipeline Expansions
Improving Rockies Export Capacity
and Proposed Pipeline Expansions
Future project
*Applied for FERC certificate
Jan. 2008
1200 - 2000 Wamsutter, WY to NBPL, then to Emerson TransCanada Pathfinder
4Q 2010 400 - 600 Powder River, WY to Northern Border Pipeline TransCanada Northern
Border
Bison
2Q 2011* Up to 1500 Opal, WY to Malin, OR El Paso Ruby
4Q 2010 and 4Q 2011 400   Add’l compression added to current system Kern River Kern River Expansion
Est. Completion Timing Capacity MMcf/d Point to Point Owner Name
4Q 2012 (likely delayed) 1200 Wamsutter, WY to NGPL st. 109 to Chicago, IL Kinder Morgan Chicago Express
4Q 2012 (likely delayed) 1300 (+ up to 1700) Wamsutter, WY to Chicago, IL Questar and Alliance Rockies Alliance Pipeline
August 2009
June 2011 (under assessment)
40
1200
Expand capacity from NE WY to western ND
Additional pipeline from Opal, WY to Stanfield,
OR
Williston Basin Interstate
Williams
Grasslands
Sunstone

Bill Barrett Corporation

| | | | | |
|---|---|---|---|---|
| | | | | |
| | | | | |
| | | | | |
| | | | | |

Visible Development Growth
Visible Development Growth
Powder
River
Piceance
Uinta
Basin
Rapid growth post-dewatering
phase in deep Big George and
with increased takeaway
capacity
650 66 CBM
Planning basis is 10-acre
density; technology leader with
“super fracs”
1,250 -
1,300
372 Gibson Gulch
2,650+ 758 Subtotal - Development
Planning basis is on 40-acre
and 20-acre density
750-800 320
West Tavaputs
(Peters Point and Prickly Pear)
Comment
Drilling
Inventory
(gross wells)
Proved
Reserves
(Bcfe)
Area
•
Large resource base
•
Gas manufacturing plays
•
Multi-year drilling inventory
•
Low-risk reserve & production growth
•
Further upside and efficiencies
•
Up to 175 wells planned in 2009
THREE KEY AREAS

Bill Barrett Corporation

| | | | |
|---|---|---|---|
| | | | |
| | | | |
| | | | |
| | | | |

Upside: Active Exploratory/Delineation Drilling
Upside: Active Exploratory/Delineation Drilling
2 Deep wells in 2008 at 17k-19k’ targeting Frontier,
Muddy & Lakota.
Recompletion opportunity in Bullfrog area
2 horizontal discoveries. Drilling 5  horizontal well,
includes sister shale play at Green Jacket
Yellow Jacket: 301,300 gross, 144,400 net acres
Green Jacket: 127,700 gross, 90,500 net acres
Delineation project; increased potential in deep,
Mancos, west structure
BTR infill drilling program moved to development;
LC extension continues delineation. Includes
105,900 acres subject to drill-to-earn agreements.
Ute land
Comment
Net
undeveloped
acreage
Area Basin
22,500
Cave Gulch / Bullfrog /
Cooper (structural)
Wind River
234,900
Yellow Jacket/Green
Jacket
(shale gas play)
Paradox
27,400
West Tavaputs deep
(structural play)
Uinta
168,500
Blacktail Ridge / Lake
Canyon
(fractured oil play)
Uinta
DELINEATION PLAYS – PROVING PREVIOUS DISCOVERIES
th

New Exploration: High Risk, High Return Potential
New Exploration: High Risk, High Return Potential
Completed 3-D shoot; Ft. Union well
drilled & cased to TD 10,700’; testing
1H ’09
First well targeted Cutler and Honaker
Trail formations 3Q08; good gas shows
and porosity; complete in 2009 after
winter stips
Targeting Manning Canyon shale; 1
horizontal well 1Q ‘09
Shallow Hook targets Juana Lopez,
1st well testing
Testing Cretaceous Cody Shale with 4
vertical wells; seeking approval for 1
horizontal well in 2009
Comment
Net
undeveloped
acreage
Area Basin
64,200
Red Point and other
Big Horn projects
(basin-centered play)
Big Horn
30,800
Pine Ridge and other
projects (structural salt
flank plays)
Paradox
75,200
Hook
(shale gas play)
Uinta
174,400
Circus / Toston 6-mile
(structural and shale
gas play)
Montana Overthrust
NEW PROSPECTS
st
st

Blacktail Ridge / Lake Canyon
Wasatch Formation
Blacktail Ridge / Lake Canyon
Wasatch Formation
•
Multi-pay fractured oil project with significant gas
component
•
Assessing step-out drilling, shallower pays, deeper pays
•
Applying modern evaluation tools to late 1970s-aged field
•
TD 7,000’ to 11,000’
PROGRAM POTENTIAL
•
Proved reserves: 5 Bcfe (12/08)
•
Net acres: control a minimum of 168,500
(12/08) depending on 3rd party elections
•
16 producing wells with 3,000+ bopd
(gross) production capability; 3 wells WOC
•
Reduced 2009 activity
CURRENT STATUS
Monument Butte
Brundage Canyon
47 MMBOE CUM
UT
Uinta
Basin
EXTENSION
STRATEGY
Lake Canyon
Blacktail  Ridge
Duchesne
Altamont/Bluebell
379 MMBOE CUM
High gas area
INFILL
STRATEGY
Blacktail Ridge acreage position not shown for competitive reasons
BBC acreage
BBC oil well
BBC possible 2009 drilling location
Testing or WOCT
Drainage ellipses on existing wells
Known field areas
UTAH
WOC
WOC
WOC
SCALE
1 Township
= 36 sq mi

Bill Barrett Corporation

Salt
Diapir
Upper Cutler
Upper Cutler
Lower Cutler
Lower Honaker
Trail
Paradox
Salt
Mississippian
Lower Cutler
Lower Honaker Trail
Salt
Paradox

Paradox Basin – Salt Flank Prospect
Paradox Basin – Salt Flank Prospect
•
Net undeveloped acres: 30,800 (12/08) Well
defined acreage targets
•
Pine Ridge 21 sq. mi. 3-D acquired;
encouraged by 3-D interpretation
•
Pine Ridge exploratory test-drilled and cased,
completion in 2009
•
Sold 20% WI to industry partner
Pine Ridge #1
completion mid 2009
Salt Flank
Salt Flank
½ mile Fairway
•
Key show wells present
•
5 prospects assembled, building others
•
Multi-pay zones
•
8,000’ – 10,000’ TD
•
Similar to Andy’s Mesa (~100+ Bcf)
and Double Eagle (~60+ Bcf) fields
PROGRAM POTENTIAL CURRENT STATUS
UT CO
Paradox
Basin
UTAH

Bill Barrett Corporation

SOUTH DAKOTA
WYOMING
NEBRASKA
UTAH
COLORADO
KANSAS

Elk Basin
613 MMBbl
454 Bcf
Frannie
140 MMBbl
Byron and Garland
336 MMBbl
170 Bcf
Shoshone
Cody, WY
Oregon Basin
530 MMBbl
300 Bcf
Torchlight
Frits
Manderson
Dobie Creek
5 Mile
Worland
Little Buffalo
167 MMBbl
149 Bcf
Cottonwood C
60 MMBbl
45 Bcf
Grass Creek
120 MMBbl

Denver, CO
Powder
River
Basin
Green
River
Basin
Uinta
Basin
Piceance
Basin
Paradox
Basin
DJ Basin
Wind River
Basin
San Juan
Basin
Basin Centered Gas
Gas Prone Area
Oil Prone Area
Big Horn
Basin
SCALE
1 Township
= 36 sq mi
Area of
Basin-Centered
Gas Play
Potential
•
Large untested region
•
50% working interest (operated)
•
64,200 net undeveloped acres
(12/08)
•
Potential pay zones:
Ft. Union 6,000’ – 11,000’
Lance 8,000’ – 14,500’,
Meeteetse 9,500’ – 16,000’,
Mesaverde 10,000’ – 17,500’
Muddy 16,000’ – 20,000’
Big Horn Basin –Red Point
Basin-Centered Gas
Big Horn Basin –Red Point
Basin-Centered Gas
BBC Acreage
Gas Field
Oil Field
Outcrop
Structural Axes
Sellers Draw #1
(1976), TD 23,081
Muddy EUR: 3.4 Bcfe
Recompleted Mesaverde;
waiting on facilities
Red Point 2007
3-D seismic
44 sq. miles
CURRENT STATUS
WYOMING
Rocktober 34-36
Ft. Union
Drilled,
WOC (2Q ’09)

Bill Barrett Corporation

Grs MMcfed

Grs MMcfed

Grs MMcfed

Typical Well Production Profiles
Typical Well Production Profiles
Typical Shallow Well – Production Profile
West Tavaputs, Uinta Basin, Utah
Typical Well – Production Profile
Piceance Basin, Colorado
Powder River Basin, CBM, Wyoming
Typical Well – Production Profile
• IP-Instantaneous: 2135 Mcf/d
• IP-30 day: 1668 Mcf/d
• EUR: 1.2 Bcfe
• Well Life: 43 years
•
Spacing: 10-acre
• Well Depth avg:7,400’
• Payout (Undisc.): 5 years
• IP-Instantaneous: 2840 Mcf/d
• IP-30 day: 2460 Mcf/d
• EUR: 2.5 Bcfe
• Well Life: 34 years
• Spacing: 40-acre
• Well Depth avg:7,650’
• Payout (Undisc.): 4 years
• IP-Instantaneous: 1513 Mcf/d
• IP-30 day: 1342 Mcf/d
• EUR: 1.6 Bcfe
• Well Life: 37 years
• Spacing: 160-acre
• Well Depth avg: 5,800’ TVD; 10,000’ MD
• Payout (Undisc.): 18 years
• IP-Instantaneous: 280 Bbl/d
• IP-30 day: 240 Bbl/d
• EUR: 187 Mboe
• Well Life: 18 years
• Spacing: 320-acre
• Well Depth avg: 10,500’
• Payout (Undisc.): No payout - uneconomic
Black Tail Ridge, Uinta Basin, Utah
YellowJacket, Paradox Basin, Colorado
• IP-Instantaneous,
Peak: 220 Mcf/d
• IP-30 day Peak: 220 Mcf/d
• EUR: 0.3 Bcfe
• Well Life: 12 years
• Spacing: 80-acre
• Well Depth avg: 750’
• Payout (Undisc.): 4 years
Piceance Typical Well - Production Profile
0.0
0.5
1.0
1.5
2.0
2.5
0 10 20 30 40 50 60
Months
0.0
0.5
1.0
1.5
2.0
2.5
3.0
0 10 20 30 40 50 60
Months
0.00
0.05
0.10
0.15
0.20
0.25
0 10 20 30 40 50 60
Months